UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 21, 2000

T.Z.F. INTERNATIONAL INVESTMENTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-31353	88-0404186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Unit 1, 3071 No. 5 Road Richmond, B.C., Canada	V6X 2T4
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (604) 718-2188

(Former name or former address, if changed since last report)

ITEM 2. Acquisition or Disposition of Assets

General

On December 21, 2000, we acquired all of the issued and outstanding capital stock of Tian'an Investments Limited, a British Virgin Islands corporation ("Tian'an") from three individual sellers, Weimin Zeng, Chin-Chung Wu and Shen-Chuan Chiang. As a result of the closing of this purchase transaction, Tian'an became our wholly-owned subsidiary.

The purchase was completed pursuant to terms of a Share Transfer Agreement dated June 17, 2000, and subsequently amended as of August 22, 2000 pursuant to Schedule II to the Share Transfer Agreement. A copy of the initial Share Transfer Agreement is attached to this report on Form 8K as an exhibit. An English language translation of Schedule II is not currently available but will be filed by amendment to this report on Form 8K as soon as it becomes available.

In accordance with the Share Transfer Agreement, as amended by Schedule II thereto, the purchase price was a total of HK $21,500,000 (approximately US $2,756,500 based upon current exchange rates), which was paid in cash in three installments. We paid the first installment totaling HK $6,638,318.09 (approximately US $851,100) in two parts, on July 7 and July 10, 2000. The second installment of HK $6,261,681.91 (approximately US $802,800), and the final installment of HK $8,600,000.00 (approximately US $1,102,600), which were paid on October 20, 2000 and December 20, 2000, respectively, were both paid on our behalf by Xin Chen, one of our principal shareholders. The payments made by Xin Chen on our behalf constituted a loan to us by Xin Chen. As of the date of this report on Form 8K, no repayment terms have been established for this loan and the loan does not currently bear interest.

The purchase price for the stock of Tian'an was determined through arms length negotiation with the sellers following a site inspection and a review of financial information provided by Tian'an. Neither we, nor any of our officers, directors or affiliates, had any material pre-existing relationship with the sellers.

The sole asset of Tian'an is its 100% ownership of Tian'an Pharmacy (Xiamen) Co., Ltd. ("Tian'an Pharmacy"), a manufacturer of Chinese biological and herbal medicine products. Tian'an Pharmacy has a plant which is located in the Torch High Tech Development Zone of Xiamen, China, where it currently conducts research and development and produces herbal and biological medicines which its distributes and sells in China. We intend to continue the current use of this facility.

Forward Looking Statements

All statements contained in the following description of the business of Tian'an which are not statements of historical fact are what is known as "forward looking statements," which are basically statements about the future, and which for that reason, involve risk and uncertainty, since no one can accurately predict the future. Words such as "plans," "intends," "will," "hopes," "seeks," "anticipates," "expects," "goal" and "objective" often identify such forward looking statements, but are not the only indication that a statement is a forward looking statement. Such forward looking statements include statements of the plans and objectives of Tian'an's management with respect to its present and future operations, and statements which express or imply that such present and future operations will or may produce revenues, income or profits. Numerous factors and future events could cause Tian'an to change such plans and objectives, or fail to successfully implement such plans or achieve such objectives, or cause such present and future operations to fail to produce revenues, income or profits. Such factors and future events include, but are not limited to, the factors and future events which are described below under

" Background and Business" of Tian'an.

Background and Business of Tian'an

Tian'an was incorporated in June, 1998, under the laws of the British Virgin Islands. It's subsidiary, Tian'an Pharmacy was incorporated in July, 1992, under the laws of Hong Kong.

All business operations of Tian'an are conducted through its subsidiary, Tian'an Pharmacy.

Tian'an Pharmacy studies, develops and manufactures herbal and biological medicines which its sells through distribution channels in China. Its operations, including a production line which was imported from Taiwan, are located in a 7,100 square meter building in the Torch High Development Zone of Xiamen, China. The operations of Tian'an Pharmacy, and the Japonica Capsule, which is currently its principal product line, have both obtained China GMP approval. We believe this will be an important success factor for the operations of Tian'an Pharmacy because the Chinese government requires all hospitals and pharmacies in China to use GMP approved medicine or medicine produced by GMP approved companies.

At the present time, Tian'an Pharmacy produces a total of ten different herbal and biological medicines which are sold in China. At the present time, the most well known are Japonica capsules, which are used to help increase the body's immunity function, and to treat cancer cells in the body, and bear bile capsules, which are used to treat liver diseases and high blood pressure. Research into new products and treatments is ongoing at Tian'an Pharmacy. This research focuses primarily on combining various herb resources with advanced technology to produce new herbal medicines. Linglong capsules, a new product line used to treat liver cancel cells, are currently under final development and are expected to receive approval from the Chinese government during 2001.

We took over control of the business operations of Tian'an Pharmacy following our acquisition of all of the issued and outstanding capital stock of Tian'an. At that time we appointed Mr. Fang Ming Zhang as the new General Manager, but retained all remaining management employees. It is our intention to use the facilities and employees of Tian'an Pharmacy to continue to produce its current product line. We also intend to seek to enhance the sales network platform, to increase the advertising volume, to set up a brand name product system, to add training programs, to expand the sales team and to expand the research institution. The research will be focused on studying, developing and producing other types of Chinese herb medicine and health food, based upon various available Chinese herb resources.

Item 7. Financial Statements and Exhibits

(a) Financial statements of the business acquired.

The financial statements of Tian'an Investments Limited which are required to be filed as part of this Current Report on Form 8K are not currently available. Such financial statements shall be filed by amendment to this report on Form 8K not later than March 6, 2001 (which is 60 days after the due date of this initial report).

(b) Pro forma financial information.

The pro forma consolidated financial information regarding the Company and Tian'an Investments Limited which is required to be filed as part of this Current Report on Form 8K is not currently available. Such financial information shall be filed by amendment to this report on Form 8K not later than March 6, 2001 (which is 60 days after the due date of this initial report).

(c) Exhibits

The following exhibits are filed as part of this Current Report on Form 8K:

2.1 Share Transfer Agreement, dated June 17, 2000, between the Company and Weimin Zeng,

Chin-Chung Wu and Shen-Chuan Chiang.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T.Z.F. INTERNATIONAL INVESTMENTS, INC.

By:/S/ CHUNG YU

Chung Yu, President

Date: January 5, 2001

Exhibit 2.1 - Share Transfer Agreement, dated June 17, 2000, between the Company and Weimin Zeng, Chin-Chung Wu and Shen-Chuan Chiang.

Share Transfer Agreement

Transferor: Weimin Zeng, Chin-Chung Wu, Shen-Chuan Chiang (collectively called "Party A")

Transferee: T.Z.F. International Herbs Investments Inc. (hereinafter called "Party B")

Legal Representative: Xin Chen

Based on friendly consultations on the transfer of all issued and outstanding shares held by Weimin Zeng, Chin-Chung Wu and Shen-Chuan Chiang in Tian'an Investments Limited to Party B, Party A and Party B have reached agreement on the following terms and conditions to be complied the Parties:

1. Tian'an Investments Limited is an international business corporation registered in British Virgin Islands and Tian'an Pharmacy (Xiamen) Co. Ltd. is the only assets and wholly owned company of Party A. Party A agrees that it shall transfer to Party B all its shares in Tian'an Investments Limited (including the ownership of Tian'an Pharmacy (Xiamen) Co. Ltd.) and its assets. As at May 31, 2000, the total value of the assets of Tian'an Pharmacy (Xiamen) Co. Ltd. stands at RMB22,887,000 with a net asset value at RMB22,466,000 (which value shall be confirmed by Party A in its financial statements). The Base Date for the purpose of calculation of share transfer shall be May 31, 2000.

2. Party B is a public company incorporated in the Province of British Columbia of Canada. Party B hereby agrees to the transfer of Party A's shares and assets to Party B. The legal representative for Party B, Mr. Xin Chen, is also the legal representative of Xin Hai Group Co. Ltd. of Shenzhen. Party B and its legal representative hereby fully authorize President of Party B, Mr. Chung Yu to sign this Agreement on behalf of Party B, and Party B shall provide relevant certification as to its legal representative and provide the Minutes of its Board meetings.

3. The total transfer price (the "Transfer Price") for the transfer of all Party A's shares in Tian'an Investments Limited and all its assets is hereby determined to be HK$22,000,000, based on the figures provided by Tian'an Pharmacy (Xiamen) Co. Ltd. in its May 31, 2000 financial statements.

4. For any profits or loss arising after May 31, 2000, in connection with the operation of Tian'an Pharmacy (Xiamen) Co. Ltd. and Tian'an Investments Limited, it shall be the responsibility of Party B and not Party A. In view of the time span between the Base Date and the actual completion date as provided for below, and in order to protect the interests of Party B, all expenses in connection with the operation of Tian'an Pharmacy (Xiamen) Co. Ltd. and Tian'an Investments Limited after May 31, 2000 up to the completion of transfer of assets to Party B, shall be endorsed by Party B.

5. Terms of payment of the Transfer Price from Party B to Party A:

(1) Within 10 days from the date of this Agreement, Party B shall make an initial payment of the Transfer Price in the amount of HK$6.6 million, which amount shall be deposited into the following bank account:

Recipient: Wu, Chin Chung

Account No.: 10336966

Bank: Citibank, N.A., Hankow Centre

Address: 4B Ashley Road, Hankow Centre, Tsimshatsui, Kowloon, Hong Kong

(2) On or before August 30, 2000, Party B shall make the second payment in the amount of HK$6.6 million, which amount shall be deposited into the following bank account:

Recipient: Wu, Chin Chung

Account No.: 10336966

Bank: Citibank, N.A., Hankow Centre

Address: 4B Ashley Road, Hankow Centre, Tsimshatsui, Kowloon, Hong Kong

(3) On or before October 31, 2000, Party B shall make the third payment in the amount of HK$8.8 million, which amount shall be deposited into the following bank account:

Recipient: Wu, Chin Chung

Account No.: 10336966

Bank: Citibank, N.A., Hankow Centre

Address: 4B Ashley Road, Hankow Centre, Tsimshatsui, Kowloon, Hong Kong

The parties agree that the place of payment shall be Hong Kong. Upon receipt of each payment from Party B, Party A shall provide acknowledgments of receipt. Upon receipt of all the 3 payments, title to all the assets of Tian'an Investments Limited shall be transferred to Party B.

6. In view of the facts that due to time and other factors, the parties have not conducted regular auditing of the balance and assets of Tian'an Investments Limited and Tian'an Pharmacy (Xiamen) Co. Ltd., the transferor hereby warrants and guarantees that:

6.1 All information regarding Tian'an Investments Limited and Tian'an Pharmacy (Xiamen) Co. Ltd. provided by the Transferor to the Transferee is true and accurate, all material facts which should be disclosed to Party B have been duly disclosed (where such facts may directly or indirectly bearing on all the interests of the Transferee), the assets are free from any mortgage or lien or other liabilities, and Party A is not indebted to anyone. Party A shall be responsible for any Party B's loss or damage arising from any misrepresentation of the above.

6.2 Tian'an Pharmacy (Xiamen) Co. Ltd. is the sole asset legally held by Tian'an Investments Limited. Tian'an Investments Limited does not otherwise have any assets or liabilities, has not provided any form of security or is indebted to any third party. Party A shall be responsible for all Party B's loss and damage arising from any misrepresentation of the above.

6.3 The directors of Tian'an Pharmacy (Xia Man) Co. Ltd. and Tian'an Investments Limited shall jointly provide a written covenant and guarantee with regard to the representations contained in paragraphs 6.1 and 6.2 above, to be duly witnessed by a lawyer.

6.4 The share transfer contemplated herein shall include the transfer of all the assets recorded in the books of Tian'an Pharmacy (Xiamen) Co. Ltd., all unrecorded assets or intangible assets of Tian'an Pharmacy (Xiamen) Co. Ltd., and all drugs already developed or being developed by Tian'an Pharmacy (Xiamen) Co. Ltd., such as and Ling Long Capsules.

6.5 There should not be any unusual or unreasonable expenditures within a month prior to or after the date of this Agreement causing any negative impact on the interests of Tian'an Pharmacy (Xiamen) Co. Ltd. (Any expenses in connection with the share transfer transaction contemplated hereunder shall not be covered by Tian'an Pharmacy (Xiamen) Co. Ltd., but shall be shared by Party A and Party B).

7. The parties agree that on the date immediately after the date of this Agreement, they shall retain Mai Leong, Lam & Co., Solicitors and Notaries of Hong Kong to prepare all the legal documents in connection with the share transfer and shall jointly authorize this law firm to complete all the legal procedure in connection with the transfer upon confirmation of the receipt of initial payment of the Transfer Price from Party B to Party A. All the legal expenses shall be shared equally by Party A and Party B. Where, after receiving the initial payment from Party B, Party A is unable to timely complete the procedure of share transfer, it shall be deemed to be a breach of this Agreement and a penalty of HK$6.6 million shall be payable to Party B.

8. When Party A has received the initial payment of the Transfer Price from Party B, Party B shall dispatch a team of management and financial people to Tian'an Pharmacy (Xiamen) Co. Ltd. to commence relevant work. Party A shall assist the work of such personnel from Party B. Where the share transfer procedure has been duly completed and all payments have been duly received, Party A shall transfer all power and rights of management of Tian'an Pharmacy (Xiamen) Co. Ltd. to Party B. Pending full payments by Party B, Mr. Weimin Ceng shall be retained to be the Chairman of the Board and General Manager of Tian'an Pharmacy (Xiamen) Co. Ltd. to keep all the relevant legal documents and the corporate seal of the company.

In order to protect the interests of Party A, until and unless Party B has completed the share transfer and made full payment of the Transfer Price, any directors or members from Party B shall not be allowed to dispose of any assets in Tian'an Pharmacy (Xiamen) Co. Ltd.

9. Pending the completion of the share transfer procedure and transfer of the management power and rights, Party A shall guarantee the continued normal operation of Tian'an Pharmacy (Xiamen) Co. Ltd. and stability of its human resource, and protect the integrity of the assets in the company. Party A expressly represents and warrants that neither Tian'an Pharmacy (Xiamen) Co. Ltd. nor Tian'an Investments Limited has provided any pledge, mortgage, or guarantee in connection with the assets or otherwise have other liabilities.

10. If Party B fails to make the payment of the Transfer Price pursuant to the provisions under paragraph 5, it shall be deemed to be a breach of this Agreement, in which case, Mai Leong, Lam & Co. shall be allowed to return any shares already transferred to Party B back to Party A. Party A shall be responsible for all relevant legal expenses arising in connection therewith. All payments of Transfer Price paid by Party B prior to such a breach shall be forfeited by Party A as damage.

11. Where either party is in breach of any provisions of this Agreement, it shall be liable for any damage suffered by the non breaching party.

12. Schedule I to this Share Transfer Agreement shall enjoy equal force at the body of this Agreement.

13. This Agreement shall be kept in 5 copies with each of Party A and Party B keeping 2 copies, and one copy to be retained by Mei Leong, Lam & Co.

Party A Party B

signed by Weimin Zeng and Chin-Chung Wu signed by Chung Yu

for and on behalf of T.Z.F. International Herbs Investment Inc.

Dated: June 17, 2000 Dated: June 17, 2000

Notes from T.Z.F International Herbs Investment Inc.:

1. Schedule I contains representations by Party A as to its financial statements and assets and validity of certain title documents.

2. Schedule II is amendment to the Share Transfer Agreement whereby, the Transfer Price is adjusted to be HK$21,500,000, the final payment and completion date is adjusted to December 20, 2000. This Amendment has further provided for an interim procedure for the final transfer of the share and assets by Party A to Party B.